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                              SETTLEMENT AGREEMENT

         This Settlement Agreement (the "Agreement"), which is made and effective as of March 31, 2003 Jeff Conrad ("Conrad"), and Sonic Jet Performance, LLC, a Colorado corporation having its principal place of business in the State of California ("Sonic Jet").

         WHEREAS, Conrad and Sonic Jet now desire to compromise and settle Conrad's outstanding legal fees.

         NOW, THEREFORE, in consideration of the promises herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties agree as follows:

1. Release by Conrad of Sonic Jet. Conrad, for itself and its agents, employees, directors, officers, predecessors, successors and assigns, hereby unconditionally releases and forever discharges Sonic Jet and its shareholders, agents, employees, former employees, directors, officers, predecessors, successors and assigns, and all persons acting by, through, under or in concert with any of them, of and from any and all claims, debts, defenses, liabilities, costs, attorneys' fees, actions, suits at law or equity, demands, contracts, expenses, damages (whether general, special, punitive, exemplary, contractual or extra contractual), and causes of action of any kind and nature, whether known or unknown, existing as of the date of this Agreement or hereafter existing, and accrued or hereafter accruing, which Conrad ever had, now has or may accrue against Sonic Jet and/or any present or former employees, shareholders, agents, directors, officers, predecessors, successors and assigns of Sonic Jet, based on claims asserted in, related to, arising out of, or in any other way connected with this claim for outstanding legal fees.

2. Settlement Terms. Sonic Jet shall pay Conrad 375,000 shares of Common Stock of the Company:

3. No Admission. The Parties understand that this Agreement constitutes a compromise and settlement of disputed claims. No action taken by the Parties, either previously or in connection with this Agreement, shall be deemed or construed to be an (i) admission of the truth or falsity of any claims; or (ii) acknowledgment or admission by either party of any fault or liability whatsoever to the other party hereto or to any other person or entity.

4. Authority. Each of the undersigned represents and warrants that s/he has the capacity to act on behalf of the person or entity on behalf of whom s/he has signed this Agreement, and on behalf of all who might claim through such person or entity, and has the capacity to bind them to the terms and conditions of this Agreement.

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5.   Interpretation.  In interpreting the language of the Agreement, all Parties
     shall  be  treated  as  having  drafted  the  Agreement  after   meaningful
     negotiations.

6. Severability. If any provision of this Agreement is held invalid or contrary to public policy or any law, the validity of the remainder of this Agreement shall not be affected thereby, except as required to give effect to the intention of the Parties.

7. Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed an original and all of which together shall constitute one and the same instrument.

8. Confidentiality. This Settlement Agreement, and all terms of this settlement are confidential. Each Party shall keep this Settlement
     Agreement and all attachments and accompanying materials, with the exception of the Final Order to be filed in court, in strict confidence in a manner consistent with the Party's treatment of its internal confidential information. No party shall make a press release regarding this settlement.

9. Governing Law. This Agreement shall be governed by the laws of the State of California, without regard to its conflict of law principles.

10. Successors and Assigns. This Agreement shall be binding on, and inure to the benefit of, the Parties hereto and their respective successors and assigns.

11. Entire Agreement. This Agreement constitutes the entire agreement between the Parties and may not be amended except by a writing signed by all Parties.

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IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above.

Jeff Conrad

By: _______________________________ Dated:  _____________________

Name:_____________________________

Title: ______________________________



Sonic Jet Performance, Inc.

By: _______________________________ Dated:  _____________________

Name:_____________________________

Title: ______________________________